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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mesa Air Group,  Inc. :

We consent to incorporation by reference in Registration Statement Nos. 333-02791, 333-09395, 333-83799, 333-83801, 333-83803 and 333-83805 of Mesa Air
Group, Inc. on Form S-8 of our report dated December 22, 2000, appearing in the Annual Report on Form 10-K of Mesa Air Group, Inc. for the year ended September 30, 2000.


DELOITTE & TOUCHE LLP



Phoenix, Arizona
December 29, 2000